UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): November 18, 2014

BELMOND LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

(441) 295-2244
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition.

The information contained in this Current Report is furnished under Items 2.02 and 9.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

As previously announced, Belmond Ltd. (the "Company") will host an Investor and Analyst Meeting (oral and by webcast) on Tuesday, November 18, 2014 at 2:30 p.m. EST in New York, New York. Interested parties may access a simultaneous webcast of the Company's presentation at the Company's investor relations website at: investor.belmond.com/presentation-and-events. For those unable to listen the live presentation, a replay will be available at the Company's investor relations website. The materials to be presented are attached as Exhibit 99 to this Current Report and incorporated herein by reference and are available at the Company's investor relations website.

ITEM 9.01    Financial Statements and Exhibits.

(d)        Exhibits (furnished only)

99        Slide presentation to be presented at the November 18, 2014 Investor and Analyst Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELMOND LTD.

By:     /s/ Martin O'Grady
Name: Martin O'Grady
Title: Chief Financial Officer

Date: November 18, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Slide presentation to be presented at the November 18, 2014 Investor and Analyst Meeting.

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